Exhibit 13.2

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F, as amended by this Form 20-F/A, of Telecom Corporation of New Zealand Limited (the “Company”) for the period ended 30 June 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marko Bogoievski, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marko Bogoievski
Marko Bogoievski Chief Financial Officer

Date: 7 February 2006